RS Investment Trust

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to the Statement of Additional Information (Class A, C, K, Y shares) dated

May 1, 2013, as revised January 7, 2014 and as supplemented February 5, 2014

RS High Yield Fund

Effective March 1, 2014, Howard G. Most will retire as co-portfolio manager of RS High Yield Fund, and all references to Mr. Most in the Statement of Additional Information are removed.

February 26, 2014